T. Rowe Price Emerging Europe Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2022

The following paragraphs are added to the end of the “Investing in Russia” risk section:

The United States (U.S.) along with certain other countries announced a significant package of sanctions on Russia in response to Russia’s invasion of Ukraine. The Russian central bank has suspended the sales of Russian securities by non-residents of Russia on its local stock exchange. In addition, U.S. and non-U.S. exchanges have halted trading in certain American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) of Russian companies. Consequently, the Russian equity market has become largely uninvestable and it is uncertain when these restrictions on trading Russian securities will be relieved.

Additionally, MSCI, Inc. (MSCI) announced that it would remove Russian securities from its MSCI Emerging Markets Indices, including the MSCI Emerging Markets Europe Index (Index), as of the close of March 9, 2022, at a price that is effectively zero. Prior to the market events described above, as of January 31, 2022, the Index had 67.08% exposure to Russian securities. The fund relies on MSCI to define investable emerging market countries and uses the Index as the fund’s benchmark.

As a result of the market events described above, the Russian securities that continue to be held in the fund’s portfolio that cannot be sold may be valued effectively at zero. Market events are rapidly evolving and there may be additional impacts to the investments in the fund.

Additionally, in the “Principal Investment Strategies” section, the third paragraph is modified as shown:

Going forward, the countries in which the fund normally invests include, but are not limited to, the following:

• Primary Emphasis: Czech Republic, Greece, Hungary, Poland, Romania, and Turkey.

• Others: Bulgaria, Croatia, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Slovakia, Slovenia, and Ukraine.

The date of this supplement is March 7, 2022.

F131-041 3/7/22